INDEX TO EXHIBITS


 2.1     -    Asset purchase agreement by and between Douglas Cable
              Communications, Limited Partnership and the Company, dated as of July 19, 1995, incorporated herein by reference to Exhibit 2.1 to the Registration Statement on Form S-1 (Reg. No. 37-95278) (the "Form S-1").

 2.2     -    Asset Purchase Agreement by and between Friendship Cable
              of Florida, Friendship Cable of Georgia, Friendship Cable of South Carolina, Buford Group, Inc. and the Company, dated as of July 19, 1995, incorporated herein by reference to Exhibit 2.2 to the Form S-1.

 2.3     -    Asset Purchase Agreement by and between Vista
              Communications Limited Partnership I and the Company, dated as of August 31, 1995, incorporated herein by reference to Exhibit 2.3 to the Form S-1.

 2.4     -    Asset Purchase Agreement by and between
              Vista/Narragansett Cable, L.P. and the Company, dated as of August 8, 1995, incorporated herein by reference to
              Exhibit 2.4 to the Form S-1.

 2.5     -    Asset Purchase Agreement by and between Phoenix Country
              Cable Joint Venture and the Company, dated as of July 19,
              1995, incorporated herein by reference to Exhibit 2.5 to the Form S-1.

 2.6     -    Agreement by and between the Company and Anderson Pacific
              Corporation, dated as of August 4, 1995, incorporated herein by reference to Exhibit 2.6 to the Form S-1.

 3.1     -    Limited Partnership Agreement (the "Partnership
              Agreement") of the Company, dated as of December 23, 1994, incorporated herein by reference to Exhibit 3.1 to the Form S-1.

 3.2     -    Certificate  of  Limited  Partnership  of  the  Company,  dated
              December 23, 1994,  incorporated  herein by reference to Exhibit
3.2
              to the Form S-1.

 3.3     -    Certificate of Incorporation of Galaxy Telecom Capital
              Corp. ("Capital Corp."), incorporated herein by reference to Exhibit 3.3 to the Form S-1.

 3.4     -    Bylaws of Capital Corp.,  incorporated herein by
              reference to Exhibit 3.4 to the Form S-1.

 3.5     -    Amendment No.1 to the Limited Partnership Agreement,
              dated as of December 1, 1995.

 3.6     -    Amendment No.2 to the Limited Partnership Agreement,
              dated as of December 29, 1995.

 4.1     -    Indenture by and among the Company, Capital Corp. and
              Boatman's Trust Company, as Trustee, relating to the 12
              3/8% Senior Subordinated Notes due 2005, incorporated herein by reference to Exhibit 4.1 to the Form S-1.

 4.2     -    Form of Note (included in Exhibit 4.1).

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10.1     -    Management Agreement by and between Galaxy Systems
              Management, Inc. and the Company, dated as of December 23, 1994, incorporated herein by reference to Exhibit
              10.1 to the Form S-1.

10.2     -    Securities Purchase Agreement by and among the Company,
              Galaxy Telecom, Inc. and Galaxy Telecom Investments,
              L.L.C. and the Purchasers and other parties named therein, dated as of December 23, 1994 (the "Securities
              Purchase Agreement"), incorporated herein by reference to Exhibit 10.2 to the Form S-1.

10.3     -    Equity Holders Agreement by and among the Company, Galaxy
              Telecom, Inc., Vantage Cable Associates, L.P. and the
              Management Stockholders and Purchasers named in the Securities Purchase Agreement, dated as of December 23,
              1994, incorporated herein by reference to Exhibit 10.3 to the Form S-1.

10.4     -    Contract by and between the Company and QUALCOMM
              Incorporated, dated as of November 18, 1993, as amended, incorporated herein by reference to Exhibit 10.5 to the Form S-1.

10.5     -    Asset Purchase Agreement by and between the Company (as
              assignee of Galaxy Management, Inc.) and Galaxy
              Cablevision, L.P., dated as of May 16, 1994, incorporated herein by reference to Exhibit 10.6 to the Form S-1.

10.6     -    Asset Purchase Agreement by and between the Company (as
              assignee of Galaxy Management, Inc.) and Vantage Cable
              Associates, L.P., dated as of June 8, 1994, as amended as of December 23, 1994, incorporated herein by reference to Exhibit 10.7 to the Form S-1.

10.7     -    Asset Purchase Agreement by and between the Company (as
              assignee of Galaxy Management, Inc.) and Chartwell Cable of Colorado, Inc., dated November 11, 1994, incorporated herein by reference to Exhibit 10.8 to the Form S-1.

10.8     -    Asset Purchase Agreement by and between the Company and
              Galaxy Cablevision, L.P., dated as of December 23, 1994, incorporated herein by reference to Exhibit 10.9 to the Form S-1.

10.9     -    Agreement of Purchase and Sale by and between the Company
              (as assignee of Galaxy Management, Inc.) and Vista
              Communications Limited Partnership III, dated as of June
              13, 1994,  incorporated herein by reference to Exhibit
              10.10 to the Form S-1.

10.10    -    Affiliate Subordination Agreement by and among the
              Company and the other parties named therein, dated as of December 23, 1994, incorporated herein by reference to
              Exhibit 10.11 to the Form S-1.

10.11    -    First Amendment to Securities Purchase Agreement, dated as of
              December 1, 1995.

10.12    -    Amended and Restated Loan Agreement dated as of
              September 28, 1995 by and among the Company and Fleet
              National Bank, as Agent, Lender and Co-Arranger, and
              Internationale Nederlanden (U.S.) Capital Corporation, as
              Lender and Co-Arranger, and the other Financial Institutions party thereto.

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12.1     -    Computation of Ratio of Earnings to Fixed Charges.

21.1     -    Subsidiaries of the Company incorporated herein by
              reference to Exhibit 21.1 to the Form S-1.

27.1     -    Financial Data Schedule.